United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

July 31, 2015

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas

New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

As previously reported, on November 14, 2012, Overseas Shipholding Group, Inc. (“OSG”) and certain of its subsidiaries (together with OSG, the “Debtors”) filed voluntary petitions for reorganization under Title 11 of the U.S. Code in the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and by order entered on July 18, 2014, the Bankruptcy Court confirmed the Debtors’ plan of reorganization (the “Plan”). On August 5, 2014, the Plan became effective and OSG emerged from bankruptcy.

On July 31, 2015, the Debtors filed their post-confirmation quarterly summary report for the period from April 1, 2015 through June 30, 2015 (the “Post-Confirmation Quarterly Summary Report”) with the Bankruptcy Court. The Post-Confirmation Quarterly Summary Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

OSG is furnishing this Current Report pursuant to Item 7.01, “Regulation FD Disclosure.” The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FINANCIAL AND OPERATING DATA

OSG cautions investors and potential investors not to place undue reliance upon the information contained in the Post-Confirmation Quarterly Summary Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of OSG. The Post-Confirmation Quarterly Summary Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the reporting requirements of the Office of the United States Trustee of the District of Delaware and the Bankruptcy Court. The Post-Confirmation Quarterly Summary Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation. The Post-Confirmation Quarterly Summary Report does not include all of the adjustments, information and footnotes required by U.S. generally accepted accounting principles. Therefore, the Post-Confirmation Quarterly Summary Report does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in OSG’s securities, the Post-Confirmation Quarterly Summary Report is complete. Results set forth in the Post-Confirmation Quarterly Summary Report should not be viewed as indicative of future results.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Post-Confirmation Quarterly Summary Report for the period from April 1, 2015 through June 30, 2015, filed with the Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: July 31, 2015	By:	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Post-Confirmation Quarterly Summary Report for the period from April 1, 2015 through June 30, 2015, filed with the Bankruptcy Court.